UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 12, 2004

Track Data Corporation (Exact name of registrant as specified in its chapter)

Delaware (State or other jurisdiction of incorporation)	0-24634 (Commission File Number)	22-3181095 (IRS Employer Identification No.)
95 Rockwell Place, Brooklyn, New York (Address of principal executive offices)	11217 (Zip Code)

Registrant's telephone number, including area code (718) 522-7373

Item 7.      Financial Statements and Exhibits.
(c) Exhibits
99.1 Press release, dated August 12, 2004, issued by Track Data Corporation

Item 12.    Results of Operations and Financial Condition.

The information contained in this Item 12 is being furnished pursuant to Item 12 of Form 8-K in accordance with SEC Release Nos. 33-8216 and 34-47583.

On August 12, 2004, Track Data Corporation issued a press release announcing its results of operations for the six months ended June 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

The information, including the exhibit attached hereto, in this Current Report on Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as otherwise expressly stated in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Track Data Corporation

By	/s/

Martin Kaye
COO, CFO

Date: August 12, 2004